August 29, 2024

OAK HARVEST LONG/SHORT HEDGED EQUITY FUND

Institutional Shares (OHFGX)

A Series of Capitol Series Trust (the “Trust”)

Supplement to the Prospectus and Statement of Additional Information, Each Dated
December 15, 2023

To align the Oak Harvest Long/Short Hedged Equity Fund’s (the “Fund’s) principal investment strategy with regard to investment in equity securities and foreign investments, effective October 28, 2024, the Fund’s Prospectus and Statement of Additional Information (“SAI”), each dated December 15, 2023, are amended as detailed below.

Prospectus

The first and second sentence in the section titled “Principal Investment Strategies” on page 2 of the Fund’s Prospectus is deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities.

The Fund invests primarily in companies that the Adviser believes have exhibited an above-average rate of earnings growth over the past few years and that have prospects for above-average, sustainable growth in the future.

SAI

The first sentence in the sub-section titled “B. Corporate Equity Securities” in the section titled “Additional Information About Fund Investments and Risk Considerations” on page 5 of the Fund’s SAI is deleted and replaced with the following:

B.	Corporate Equity Securities

Generally. Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities (principally common stock), which may include companies with, large-, medium-, and small-market capitalizations ("80% Policy").

Further Information

For further information, please contact the Fund toll-free at 1-833-549-4121. You may also obtain additional copies of the Oak Harvest Long/Short Hedged Equity Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Fund’s website at www.oakharvestfunds.com.

Investors should retain this Supplement for future reference.

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